UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2013

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   386-736-4890

N/A

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

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Item 3.01:	Notice of Failure to Satisfy a Continued Listing Rule or Standard

In connection with the resignation of independent director Willard T. Walker, Jr. on September 26, 2013, ARC Group Worldwide, Inc. (the “Company”), has received a notification letter, dated October 9, 2013 (the “Notification Letter”), from the Listing Qualifications Department of the Nasdaq Stock Market indicating that the Company does not currently satisfy Nasdaq Listing Rule 5605, which requires the Company to have an audit committee consisting of three independent directors. Consistent with the applicable Nasdaq Listing Rules, Nasdaq has granted the Company a cure period until March 25, 2014 to remediate the deficiency by appointing a third director to the audit committee. The Company intends to commence a search as soon as reasonably possible for a third independent director who is qualified to serve on the audit committee.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Drew M. Kelley as Chief Financial Officer

Effective as of October 7, 2013, the Company has appointed Mr. Drew M. Kelley as Chief Financial Officer. Prior to joining the Company, Mr. Kelley was a Senior Vice President at Jefferies LLC and its predecessor, Jefferies Group, Inc. Mr. Kelley was employed by Jefferies (a brokerage, investment advisory, and corporate services company) from September 2008 to July 2013 and held various positions in the investment banking group, executing corporate finance, strategic advisory, restructuring, M&A, equity, and debt transactions for corporate clients. Prior to Jefferies, Mr. Kelley held investment banking and equity research positions at Bear, Stearns & Co. Inc. from 2002 to 2008. Mr. Kelley began his career at Merrill Lynch & Co. as an investment banking analyst in 2000. Mr. Kelley holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Mr. Kelley does not currently have a written compensation agreement with the Company or any of its subsidiaries. The Company and Mr. Kelley have agreed that Mr. Kelley will be paid $225,000 per annum.

Resignation of Norma Caceres as Chief Financial Officer

Effective as of October 4, 2013, Ms. Norma Caceres has resigned as the Chief Financial Officer of the Company. Ms. Caceres will continue in a leadership capacity in the finance and accounting department of the Company’s Metal Injection Molding businesses.

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Item 8.01:	Other Events.

Press Release

On October 8, 2013, the Company issued a press release, attached hereto as Exhibit 99.1.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1 Press Release dated October 8, 2013.

# # #

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.

Date: October 10, 2013	By:	/s/ Jason T. Young
Name: Jason T. Young
Title: President and Chief Executive Officer

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